      STATEMENT OF ADDITIONAL INFORMATION (SAI) SUPPLEMENT - AUG. 18, 2010*

FOR THE SAI DATED JULY 30, 2010, FORM # S-6500 CM, AND AUG. 27, 2010, FORM # S-6500 CN, FOR THE FOLLOWING FUNDS:

RiverSource 120/20 Contrarian Equity Fund
RiverSource Absolute Return Currency and Income Fund
RiverSource Balanced Fund
RiverSource California Tax-Exempt Fund
RiverSource Cash Management Fund
RiverSource Disciplined Equity Fund
RiverSource Disciplined International Equity Fund
RiverSource Disciplined Large Cap Growth Fund
RiverSource Disciplined Large Cap Value Fund
RiverSource Disciplined Small and Mid Cap Equity Fund
RiverSource Disciplined Small Cap Value Fund
RiverSource Diversified Bond Fund
RiverSource Diversified Equity Income Fund
RiverSource Dividend Opportunity Fund
RiverSource Emerging Markets Bond Fund
RiverSource Equity Value Fund
RiverSource Floating Rate Fund
RiverSource Global Bond Fund
RiverSource Government Money Market Fund
RiverSource High Yield Bond Fund
RiverSource Income Builder Basic Income Fund
RiverSource Income Builder Enhanced Income Fund
RiverSource Income Builder Moderate Income Fund
RiverSource Income Opportunities Fund
RiverSource Inflation Protected Securities Fund
RiverSource Intermediate Tax-Exempt Fund
RiverSource LaSalle Global Real Estate Fund
RiverSource LaSalle Monthly Dividend Real Estate Fund
RiverSource Limited Duration Bond Fund
RiverSource Mid Cap Growth Fund
RiverSource Mid Cap Value Fund
RiverSource Minnesota Tax-Exempt Fund
RiverSource New York Tax-Exempt Fund
RiverSource Partners Fundamental Value Fund
RiverSource Partners International Select Growth Fund
RiverSource Partners International Select Value Fund
RiverSource Partners International Small Cap Fund
RiverSource Partners Small Cap Value Fund
RiverSource Portfolio Builder Aggressive Fund
RiverSource Portfolio Builder Conservative Fund
RiverSource Portfolio Builder Moderate Aggressive Fund
RiverSource Portfolio Builder Moderate Conservative Fund
RiverSource Portfolio Builder Moderate Fund
RiverSource Portfolio Builder Total Equity Fund
RiverSource Precious Metals and Mining Fund
RiverSource Real Estate Fund
RiverSource Recovery and Infrastructure Fund
RiverSource Retirement Plus 2010 Fund
RiverSource Retirement Plus 2015 Fund
RiverSource Retirement Plus 2020 Fund
RiverSource Retirement Plus 2025 Fund
RiverSource Retirement Plus 2030 Fund
RiverSource Retirement Plus 2035 Fund
RiverSource Retirement Plus 2040 Fund
RiverSource Retirement Plus 2045 Fund
RiverSource S&P 500 Index Fund
RiverSource Short Duration U.S. Government Fund
RiverSource Small Company Index Fund
RiverSource Strategic Allocation Fund
RiverSource Strategic Income Allocation Fund
RiverSource Tax-Exempt Bond Fund
RiverSource Tax-Exempt High Income Fund
RiverSource U.S. Government Mortgage Fund
Threadneedle Asia Pacific Fund
Threadneedle Emerging Markets Fund
Threadneedle European Equity Fund
Threadneedle Global Equity Fund
Threadneedle Global Equity Income Fund
Threadneedle Global Extended Alpha Fund
Threadneedle International Opportunity Fund
Seligman Capital Fund
Seligman Communications and Information Fund
Seligman Frontier Fund, Inc.
Seligman Global Technology Fund
Seligman Growth Fund, Inc.
Seligman Large-Cap Value Fund
Seligman Smaller-Cap Value Fund
Seligman TargETFund 2015
Seligman TargETFund 2025
Seligman TargETFund 2035
Seligman TargETFund 2045
Seligman TargETFund Core
Seligman California Municipal High-Yield Fund
Seligman California Municipal Quality Fund
Seligman Minnesota Municipal Fund
Seligman National Municipal Fund
Seligman New York Municipal Fund

Effective Sept. 7, 2010, (the Effective Date) the Columbia funds, Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below and in the prospectus, as supplemented. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or financial advisor should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor. See Rights of Accumulation (ROA) in the prospectus, as supplemented, for details on this particular policy.

For purposes of this Supplement, the Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Columbia funds. The RiverSource funds (including the Seligman and Threadneedle branded funds) are collectively referred to as the funds. Together the Columbia funds and the RiverSource funds are referred to as the funds. On Sept. 27, 2010, certain of the RiverSource, Seligman and Threadneedle funds will change their names to reflect the Columbia brand. Regardless of the name change to a RiverSource fund, a Seligman fund or a Threadneedle fund, each of these funds should be regarded as a RiverSource fund, Seligman fund or Threadneedle fund (per their name as the date of this supplement) and should not be considered a "Columbia fund" for purposes of this Supplement.

The following terms have the following meaning: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the transfer agent refers to Columbia Management Investment Services Corp., and the distributor refers to Columbia Management Investment Distributors, Inc. In addition, as used throughout this Supplement, the terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

On the Effective Date, certain of the fund share classes will be converted or redesignated (renamed) and certain share classes will be closed. Each conversion and renaming will be treated as a non-reportable, non-taxable transaction. The current share classes offered by the funds and their status as of the Effective Date (or other date, as noted below) are as follows:

CURRENT SHARE CLASS
(PRIOR TO THE EFFECTIVE DATE)            SHARE CLASS ON AND AFTER THE EFFECTIVE DATE
-----------------------------   -------------------------------------------------------------
Class A                         Class A
Class B                         Class B (Closed to new and existing investors)
Class C                         Class C
Class D                         Renamed as Class A
Class E(a)                      Renamed as Class Z(a)
Class I                         Class I
Class R2                        Renamed as Class R
Class R3                        Class R3 (Closed to new investors effective Dec. 31, 2010)(b)
Class R4                        Class R4 (Closed to new investors effective Dec. 31, 2010)(b)
Class R5                        Class R5 (Closed to new investors effective Dec. 31, 2010)(b)
Class W                         Class W
Class Y                         Converted to or Renamed as Class Z(c)
Class Z                         Class Z

----------
(a)  Relates to RiverSource S&P 500 Index Fund.

(b) Class R3, Class R4 and Class R5 shares are closed to new investors as of the close of business on Dec. 31, 2010.

(c) For RiverSource Cash Management Fund, Class Y will be converted to Class Z shares on or about August 27, 2010. For the RiverSource Retirement Plus funds, Class Y shares will be renamed as Class Z shares on the Effective Date.

Accordingly, on the Effective Date, the funds will offer the following share classes: Class A, Class C, Class I, Class R, Class W and Class Z shares, and will offer Class R3, Class R4 and Class R5 until their close effective at the close of business on Dec. 31, 2010.

ON THE EFFECTIVE DATE, THE SAI IS REVISED AS FOLLOWS:

The "Sales Charge" section of Investing in a Fund is superseded and replaced with the following:

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge ("CDSC") and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the class' public offering price. For funds other than money market funds and, as noted below in Table 9, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 9, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV.

CLASS A - CALCULATION OF THE SALES CHARGE

Sales charges are determined as shown in the following tables. The first table is organized by investment category. You can find your fund's investment category in Table 1.

                      TABLE 9. CLASS A INITIAL SALES CHARGE

                                                 CLASS A SHARES - FRONT-END SALES CHARGE -
                                                            BREAKPOINT SCHEDULE
                                             ------------------------------------------------
                                                                          SALES CHARGE(a) AS
                                                                           A PERCENTAGE OF:
                                                                        ---------------------
                                                                         PUBLIC
                                                                        OFFERING   NET AMOUNT
FUND CATEGORY                                 TOTAL MARKET VALUE        PRICE(b)    INVESTED
-------------                                -------------------        --------   ----------
                                                    $0 - $49,999          5.75%       6.10%
                                               $50,000 - $99,999          4.50%       4.71%
                                             $100,000 - $249,999          3.50%       3.63%
BALANCED, EQUITY, FUND-OF-FUNDS - EQUITY*    $250,000 - $499,999          2.50%       2.56%
                                             $500,000 - $999,999          2.00%       2.04%
                                             $1,000,000 OR MORE(c), (d)   0.00%       0.00%

                                                    $0 - $49,999          4.75%       4.99%
                                               $50,000 - $99,999          4.25%       4.44%
FUND-OF-FUNDS - FIXED INCOME, STATE TAX-     $100,000 - $249,999          3.50%       3.63%
EXEMPT FIXED INCOME, TAXABLE FIXED           $250,000 - $499,999          2.50%       2.56%
INCOME, TAX-EXEMPT FIXED INCOME              $500,000 - $999,999          2.00%       2.04%
                                             $1,000,000 OR MORE(c), (d)   0.00%       0.00%

FOR RIVERSOURCE ABSOLUTE RETURN CURRENCY            $0 - $99,999          3.00%       3.09%
AND INCOME FUND, RIVERSOURCE FLOATING        $100,000 - $249,999          2.50%       2.56%
RATE FUND, RIVERSOURCE INFLATION PROTECTED   $250,000 - $499,999          2.00%       2.04%
SECURITIES FUND, RIVERSOURCE INTERMEDIATE    $500,000 - $999,999          1.50%       1.52%
TAX-EXEMPT FUND, RIVERSOURCE LIMITED
DURATION BOND FUND AND RIVERSOURCE           $1,000,000 OR MORE(c), (d)   0.00%       0.00%
SHORT DURATION U.S. GOVERNMENT FUND

* RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.

(a) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)  Purchase price includes the sales charge.

(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

The information under the following subsections that appear after "Table 10. Public Offering Price" is superseded and replaced with the following:

CLASS A--STATEMENT OR LETTER OF INTENT (LOI)

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A, Class E or Class T shares by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor of the funds. You will have up to 13 months from the date of your LOI to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds' Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A, Class E or Class T shares, as the case may be, and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sale charge than would otherwise be available to you under the LOI, future sales charges will be determined by Rights of Accumulation (ROA) as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares. For example, if your LOI commits you to purchases Class A shares, the commitment amount does not include purchases in these classes of shares; does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period; and purchases of money market funds unless they are subsequently exchanged for shares of a non-money market fund (other than Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of such non-money market fund) within the 13-month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

CLASS A SHARES

Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, selling and/or servicing agent or the fund's transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to a selling and/or servicing agent effecting the purchase, a CDSC may be charged if you sell your shares within, except as provided below, 18 months after purchase, charged as follows: a 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. A CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

INITIAL SALES CHARGE --WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

     - shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

     - participants of "eligible employee benefit plans" including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and Dec. 31,

          2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to Dec. 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after Dec. 31, 2009.

     - to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

     - plans that (i) own Class B shares of any Seligman fund and (ii) participate in Seligman Growth 401(k) through Ascensus's (formerly BISYS) third party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value on or prior to Sept. 3, 2010 are subject to a CDSC on shares purchased within 18 months prior to plan termination, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

     - to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" for which Charles Schwab & Co., Inc. acts as broker dealer.

     - to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

     - to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

     - to other funds pursuant to a "fund-of-funds" arrangement provided that the fund is distributed by the distributor.

CDSC--WAIVERS OF THE CDSC FOR CLASS A CLASS C, CLASS E, AND CLASS T SHARES. The CDSC will be waived on sales of Class A, Class C, Class E, and Class T shares:

     - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

The CDSC will be waived on sales of Class A, Class B and Class C shares of a Columbia fund purchased prior to September 7, 2010:

     - after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and
          (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

     - by health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Bank of America.*

     - for the following purposes (i) to make medical payments that exceed 7.5% of income and (ii) to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

     - pursuant to the Fund's Systematic Withdrawal Plan established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account's value as long as distributions are reinvested. Otherwise, a CDSC will be charged on sales through the Fund's Systematic Withdrawal Plan until this requirement is met.

     - in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Internal Revenue Code following normal retirement or the attainment of age 59 1/2.**

     - in connection with loans from qualified retirement plans to shareholders.*

     - Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases when Class Z shares is not available.

     - Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

     - (For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchanges for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date those funds were reorganized into Galaxy Funds.

* Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

** For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the fund or the transfer agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

CLASS B SHARES -- CLOSED

EFFECTIVE AFTER THE CLOSE OF BUSINESS ON THE EFFECTIVE DATE, THE FUNDS NO LONGER ACCEPT INVESTMENTS FROM NEW OR EXISTING INVESTORS IN CLASS B SHARES, EXCEPT FOR CERTAIN LIMITED TRANSACTIONS INVOLVING EXISTING INVESTORS IN CLASS B SHARES, EXCEPT FOR CERTAIN LIMITED TRANSACTIONS INVOLVING EXISTING INVESTORS IN CLASS B SHARES AS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS, AS SUPPLEMENTS.

Class B shares have a CDSC. For purposes of calculating the CDSC on shares of a RiverSource fund purchased after the close of business on Sept. 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a RiverSource fund purchased on or before the close of business on Sept. 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class B shares, the fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CDSC--WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

     - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

     - of RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

     - of RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

          - at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived)*, or

          - selling under an approved substantially equal periodic payment arrangement.

     - of sales of Class B shares for RiverSource funds purchased prior to Sept. 7, 2010 sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the Internal Revenue Service).**

* You must notify the fund or the transfer agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the fund or the transfer agent.

** Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

CLASS C SHARES

Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

CLASS I SHARES

Class I shares are only available to the funds. Class I shares are sold without a front-end sales charge or CDSC.

CLASS R, CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors identified in the fund's prospectus. Class R, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R and Class R3 shares are subject to a distribution fee (for Class R shares of a RiverSource fund, a portion of such fee may be paid for shareholder services). Class R3 and R4 shares are subject to a plan administration fee (which is not a 12b-1 related free). The following investors are eligible to purchase Class R, Class R3, Class R4 and Class R5 shares:

CLASS R SHARES (FORMERLY CLASS R2 SHARES)

Class R shares are available to eligible health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Ameriprise Financial, and the following eligible retirement plans:

     -    401(k) plans; 457 plans;

     -    employer-sponsored 403(b) plans;

     -    profit sharing and money purchase pension plans;

     -    defined benefit plans; and

     -    non-qualified deferred compensation plans.

Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

CLASS R3, CLASS R4 AND CLASS R5 SHARES WILL BE CLOSED TO NEW INVESTORS AS OF THE CLOSE OF BUSINESS ON DEC. 31, 2010, AS FURTHER DESCRIBED IN THE PROSPECTUS SUPPLEMENT DATED AUG. 6, 2010.

Class R3, Class R4 and Class R5 are available to:

     -    Qualified employee benefit plans;

     - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

     -    Nonqualified deferred compensation plans;

     - State sponsored college savings plans established under Section 529 of the Internal Revenue Code; and

     -    Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

     - Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds); and

     -    Bank Trusts.

CLASS W SHARES

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

CLASS Z SHARES

Class Z shares are sold without a front-end sales charge or a CDSC.

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus and the SAI. In addition to the categories of Class Z investors described in the prospectus, the minimum initial investment in Class Z shares is as follows:

     There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

     - Any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America

     The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

     - Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

     - Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

In addition, for Class I, Class R, Class W and Class Z shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

The Transfer Agency Services and Plan Administration Services sections are superseded and replaced with the following:

TRANSFER AGENCY SERVICES

The funds have a Transfer Agency Agreement with Columbia Management Investment Services Corp. (the "transfer agent") (formerly RiverSource Service Corporation) located at One Financial Center, Boston, MA 02111. This agreement governs the transfer agent's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares.

For Class A, Class B, Class C, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z, the transfer agent will earn an open account fee determined by multiplying the number of open accounts by the annual rate of $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition, for Class A, Class B, Class C, Class R, Class W and Class Z, the fund reimburses the transfer agent for the fees and expenses the transfer agent pays to financial intermediaries that maintain omnibus accounts with the fund subject to an annual limitation of 0.20% of the average aggregate value of the fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are reimbursed in an amount equal to $16.00 annually, calculated monthly based on the total number of positions in such account at the end of such month). For Class R3, Class R4 and Class R5, the fees paid to the transfer agent for expenses paid to financial intermediaries to maintain omnibus accounts are subject to an annual limitation of 0.05% of the net assets attributable to such shares. Class I does not pay transfer agency fees.

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class R3 and Class R4 shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to each of Class R3 and R4.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

The information under the section Plan and Agreement of Distribution is superseded and replaced with the following:

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the funds approved a Plan of Distribution (the "Plan") and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class:

SHARE CLASS   DISTRIBUTION FEE   SERVICE FEE   COMBINED TOTAL
-----------   ----------------   -----------   --------------
Class A       up to 0.25%        up to 0.25%   0.25%(a)
Class B       0.75%              0.25%         1.00%(b)
Class C       0.75%              0.25%         1.00%(a)
Class I       None               None          None
Class R       up to 0.50%        up to 0.25%   0.50%(a), (c)
Class R3      0.25%              0.25%(d)      0.50%(d)
Class R4      none               0.25%(d)      0.25%(d)
Class R5      None               None          None
Class W       up to 0.25%        up to 0.25%   0.25%(a)
Class Z       None               None          None

(a) Fee amounts noted apply to all funds other than RiverSource Cash Management Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of RiverSource Cash Management Fund and from Class A, Class C and Class R (formerly Class R2) shares of RiverSource Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor's waiver of the 12b-1 fees on these specific share classes of these funds.

(b) Fee amounts noted apply to all funds other than RiverSource Cash Management Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.

(c) The funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(d) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R (formerly Class R2), Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund's shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES ARE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Appendix D is superseded and replaced with the following:

CLASS A - CALCULATION OF THE SALES CHARGE

Sales charges are determined as shown in the following tables. The first table is organized by investment category. You can find your fund's investment category in Table 1.

                      TABLE 9. CLASS A INITIAL SALES CHARGE

                                                 CLASS A SHARES - FRONT-END SALES CHARGE -
                                                            BREAKPOINT SCHEDULE
                                             ------------------------------------------------
                                                                          SALES CHARGE(a) AS
                                                                           A PERCENTAGE OF:
                                                                        ---------------------
                                                                         PUBLIC
                                                                        OFFERING   NET AMOUNT
FUND CATEGORY                                 TOTAL MARKET VALUE        PRICE(b)    INVESTED
-------------                                -------------------        --------   ----------
                                                    $0 - $49,999          5.75%       6.10%
                                               $50,000 - $99,999          4.50%       4.71%
                                             $100,000 - $249,999          3.50%       3.63%
BALANCED, EQUITY, FUND-OF-FUNDS - EQUITY*    $250,000 - $499,999          2.50%       2.56%
                                             $500,000 - $999,999          2.00%       2.04%
                                             $1,000,000 OR MORE(c), (d)   0.00%       0.00%

FUND-OF-FUNDS - FIXED INCOME, STATE TAX-            $0 - $49,999          4.75%       4.99%
EXEMPT FIXED INCOME, TAXABLE FIXED             $50,000 - $99,999          4.25%       4.44%
INCOME, TAX-EXEMPT FIXED INCOME              $100,000 - $249,999          3.50%       3.63%
                                             $250,000 - $499,999          2.50%       2.56%
                                             $500,000 - $999,999          2.00%       2.04%
                                             $1,000,000 OR MORE(c), (d)   0.00%       0.00%

                                                 CLASS A SHARES - FRONT-END SALES CHARGE -
                                                            BREAKPOINT SCHEDULE
                                             ------------------------------------------------
                                                                          SALES CHARGE(a) AS
                                                                           A PERCENTAGE OF:
                                                                        ---------------------
                                                                         PUBLIC
                                                                        OFFERING   NET AMOUNT
FUND CATEGORY                                 TOTAL MARKET VALUE        PRICE(b)    INVESTED
-------------                                -------------------        --------   ----------
FOR RIVERSOURCE ABSOLUTE RETURN CURRENCY            $0 - $99,999          3.00%       3.09%
AND INCOME FUND, RIVERSOURCE FLOATING        $100,000 - $249,999          2.50%       2.56%
RATE FUND, RIVERSOURCE INFLATION PROTECTED   $250,000 - $499,999          2.00%       2.04%
SECURITIES FUND, RIVERSOURCE INTERMEDIATE    $500,000 - $999,999          1.50%       1.52%
TAX-EXEMPT FUND, RIVERSOURCE LIMITED
DURATION BOND FUND AND RIVERSOURCE           $1,000,000 OR MORE(c), (d)   0.00%       0.00%
SHORT DURATION U.S. GOVERNMENT FUND

* RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.

(a) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)  Purchase price includes the sales charge.

(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.